UT-BATTELLE
OAK RIDGE NATIONAL LABORATORY

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification

Subcontract Modification

Except as provided herein, the subcontract remains unchanged.

1. Subcontract Number: 4000130255	2. Modification Number: 2	
3a. Subcontract Administrator: Lisa Cobb		
3b. Email address: COBBLL@ORNL.GOV	3c. Telephone: 865-576-5470	3d. Fax: 865-241-5557
4. Name and Address of Seller: Seller Number: 219986 USEC INC 2 DEMOCRACY CTR BETHESDA MD 20817-1818	5. Modification Issued By: UT-Battelle, LLC c/o Oak Ridge National Laboratory P.O. BOX 2008, BLDG. 5300 OAK RIDGE, TN 37831-6050	

6. Description of Modification: See page 2 for complete description of modification.

7. Accounting information:

Previous total value: $ 33,708,985.00	Change in total value: $ 0.00	Revised total value: $ 33,708,985.00
Previous funded value: $ 11,741,797.00	Change in funded value: $ 1,741,797.00	Revised funded value: $ 13,483,594.00

8. Performance Period: Performance Period remains unchanged: 05/01/2014 - 09/30/2014

9. ( ) Seller is required to sign and return a copy of this document. *(Checked if applicable)*	10. UT-Battelle, LLC
A. Signature of person authorized to sign for Seller [signature]	A. Signature of person authorized to sign Lisa L. Cobb Digitally signed by Lisa L. Cobb DN: cn=Lisa L. Cobb, o=UT-Battelle, LLC, ou=Acquisition Management Services, email=cobbll@ornl.gov, c=US Date: 2014.06.20 16:26:44 -04'00'
B. Name of signer Dale R. Bauer	B. Name of signer
C. Title of signer Manager, Government Contracts	C. Title of signer
D. Date 6/21/14	D. Date

Description Of Modification

Modification 2, dated June 20, 2014, is issued to add, delete, or modify the following:

- Add $1,741,797 in incremental funding.

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Section H. Special Provisions

Limitation of Company's Obligation, Sections (a) and (c)(1) are revised as follows:
(a) Of the total price of this Agreement, $13,483,594 is currently allotted and available for payment. It is anticipated that from time to time additional funds will be allotted until the total price of the Agreement is allotted.
(c)(1) Funds currently allotted are expected to cover the work to be performed until June 30, 2014.

No other changes.

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